Tier Technologies
Third Quarter Fiscal 2009 Results
Earnings Call Charts

August 6, 2009

Forward-Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, expectations for the divestitures of certain assets, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties described and referred to under the "Risk Factors" section of our annual report on Form 10-K for the year ended September 30, 2008, and our most recent quarterly report on Form 10-Q, as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Strategic Plan

- Focus on Electronic Payments
  - Grow transaction volume and improve margin by vertical
  - Develop new verticals
  - Reduce client concentration
  - Shift from product sales to providing electronic payment solutions
- Dispose of legacy businesses
- Build new management team
- Market driven vs. sales driven
- Consolidate platforms to reduce costs and accelerate and expand the development and rollout of new products and features
- Goal is to become EBITDA positive in FY2009

Strategic Re-Structuring: Creating Long-Term Value



Tier Technologies
Legacy Businesses
Electronic Payment Solutions (EPS)

SOLD

- Independent Validation and Verification 12/31/07
- Health and Human Services 2/1/08
- Call Center Business 2/1/08
- State Systems Integration 8/30/08
- Government Business Process Outsourcing 6/30/08
- Financial Management Systems 11/30/08
- Unemployment Insurance Systems 2/13/09

WIND-DOWN

- Pension
- VSA

EPS:

- Official Payments
- EPOS
- ChoicePay

→ Consolidated Offering 2010

Tier

New Official Payments website: Build Direct Relationships

- Apr to Jun 2009 v. 2008:
  - Page views
    +8% to 22,767,964
  - Unique Visits
    +10% to 1,667,101
  - My Account registrations
    +218% to 199,237



OFFICIAL PAYMENTS
VISA
My Account
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS

Tier Today - Developing New Markets


Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
EPS Core Payment Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments

Vertical	FY2009 Revenue Contribution *	CAGR**
IRS/Federal Gov Tax Payments	25.9%	(4.4)%
State Income Tax	8.2%	4.1%
Real Property Tax	29.8%	7.7%
Moving Violations & Parking	3.0%	(3.2)%
Utility Payments	12.4%	72.0%
Higher Education	10.3%	62.9%
Local and Other	10.5%	16.6%
Total	**100.0%**	**11.5%**

* Percentages represent FY2009 forecast. FY2009 includes ChoicePay. **CAGR FY2007 – FY2009F.

Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 3,000+ municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities



Counties
Municipalities
States
Higher Education

EPS Revenue and Transaction Trends



Revenue (thousands)
$ 140,000
130,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Revenue
Transactions
2,341
4,203
5,884
8,059
10,288
14,700
40,669
56,452
78,578
98,433
117,072
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009F
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Transactions (thousands)

Tier Internal Data. Tier is unable to provide a revenue forecast for FY2009. FY2009 transactions include ChoicePay. Updated 5/7/09.

Tier

Tier Today - Biller Direct Platform

Front-End Platform — *Back-End Processing*

Tier Technologies Biller Direct Platform


Billing Statement

- Payment Front End
  - IVR, Web, CSR, Email, Mobile, Kiosk, POS, Walk-up
- Payment Back End
  - Gateway
- User Interface
- Marketing
- Customer Service
- Security
  - PCI Compliance
  - NACHA Compliance
  - IRS Audit/ Process

External Payment Processing Network

Processors



FDC, TSYS, CPN

- Network Telecom
- Device Driving
- Merchant Transaction Processing
- Merchant Statement and Settlement

Brand Networks

Issuing Bank



Computation of Net Revenue - EPS Operations

	Q3 FY2009		9 Months FY2009	
	2009	2008	2009	2008
EPS Gross Revenue	$42,941	$43,264	$98,450	$95,505
EPS Discount Fees	31,530	34,179	71,784	72,403
EPS Net Revenue	**$11,411**	**$9,085**	**$26,666**	**$23,102**
Increase Percentage	25.6%		15.4%	

Computation of EBITDA - Continuing Operations

	Q3 FY2009			9 Months FY2009		
	FY09	FY08	Change	FY09	FY08	Change
Net Income/(Loss)	**$645**	**$(1,331)**	**$1,976**	**$(4,206)**	**$(7,130)**	**$2,924**
Adjustments						
Depreciation/Amortization	1,881	1,377	504	5,012	4,036	976
Equity Compensation	368	359	9	1,127	1,805	(678)
Taxes	1	23	(22)	2	51	(49)
Less:						
Interest income, net	(118)	(503)	385	(662)	(2,294)	1,632
EBITDA	**$2,777**	**$(75)**	**$2,852**	**$1,273**	**$(3,532)**	**$4,805**

Dollars in thousands

Consolidated Statement of Operations

	3 Months Ended June 30		9 Months Ended June 30	
	2009	2008	2009	2008
Revenues	**$44,213**	**$44,896**	**$102,561**	**$99,812**
Costs and expenses:				
Direct costs	33,367	36,374	76,556	78,126
General and administrative	6,269	6,494	20,411	20,475
Selling and marketing	2,236	2,492	5,464	6,611
Depreciation and amortization	1,858	1,347	4,942	3,973
Total costs and expenses	**43,730**	**46,707**	**107,373**	**109,185**
Income/(loss) from continuing operations before other income/(loss) and income taxes	**483**	**(1,811)**	**(4,812)**	**(9,373)**
Other income/(loss):				
Gain/(loss) on investment	45	—	-54	—
Interest income, net	118	503	662	2,294
Total other income	**163**	**503**	**608**	**2,294**
Income/(loss) from continuing operations before income taxes	646	(1,308)	(4,204)	(7,079)
Income tax provision	1	23	2	51
Income/(loss) from continuing operations	645	(1,331)	(4,206)	(7,130)
Loss from discontinued operations, net	(408)	(12,282)	(6,072)	(11,451)
Net income/(loss)	**$237**	**($13,613)**	**($10,278)**	**($18,581)**
Earnings/(loss) per share—Basic and diluted:				
From continuing operations	$0.03	($0.07)	($0.21)	($0.36)
From discontinued operations	($0.02)	($0.62)	($0.31)	($0.59)
Earnings/(loss) per share—Basic and diluted	**$0.01**	**($0.69)**	**($0.52)**	**($0.95)**

In thousands, except per share data.

Consolidated Balance Sheet – June 30, 2009

Assets	June 30, 2009	Sep 30, 2008
Current assets:		
Cash and cash equivalents	$27,018	$47,725
Investments in marketable securities	12,496	2,415
Accounts receivable, net	8,492	4,209
Prepaid expenses and other current assets	4,193	1,862
Current assets—held-for-sale	—	11,704
Total current assets	52,199	67,926
Property, equipment and software, net	6,940	4,479
Goodwill	17,298	14,526
Other intangible assets, net	13,165	12,455
Investments in marketable securities	31,221	28,521
Restricted investments	7,381	7,661
Other assets	522	283
Total assets	$128,726	$137,351
Liabilities and Shareholders' Equity		
Current liabilities:		
Accounts payable	$386	$918
Settlements payable	9,055	—
Accrued compensation liabilities	3,283	4,269
Accrued discount fees	5,991	5,243
Other accrued liabilities	6,206	4,687
Deferred income	1,044	1,790
Current liabilities—held-for-sale	—	9,061
Total current liabilities	25,965	25,968
Other liabilities	685	136
Total liabilities	26,650	26,104
Commitments and contingencies (See Note 8)		
Shareholders' equity:		
Preferred stock, no par value, authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,659 and 20,619; shares outstanding: 19,262 and 19,725	191,490	190,099
Treasury stock—at cost, 1,397 and 884 shares	(11,470)	(8,684)
Accumulated other comprehensive loss	(2)	(2,504)
Accumulated deficit	(77,942)	(67,664)
Total shareholders' equity	$102,076	$111,247
Total liabilities and shareholders' equity	$128,726	$137,351

Tier

Tier Technologies – Experienced Management

- Ronald L. Rossetti, Chairman and CEO (effective 5/2006)
  - 30 years CEO experience in private and public companies primarily in emerging growth and crisis management
  - Served on numerous private, public, and non-profit boards
  - Private investor for the past 15 years
- Ronald W. Johnston, CFO (effective 4/2008)
  - 30 years senior financial management
  - 20 years Securities and Exchange Commission reporting
  - Domestic and international responsibilities
- Nina Vellayan, COO (effective 10/2008)
  - 20 years experience in financial services, payments, cash management
  - 14 years at Sallie Mae in Cash Management
  - 8 years, President, ecommerce division that provided internet, IVR, lockbox and POS payment channels along with front end applications such as electronic bill presentment, refund disbursement, and installment plans to the Higher Education market.
- Keith S. Kendrick, SVP, Strategic Marketing (effective 7/2008)
  - 23 years in financial services and payments
  - MasterCard International; AT&T Universal Card; President, First Virtual; CEO, eCommerce, Bank One Credit Corporation; CEO, Mindwave division of HNC Software (now Fair Isaac), EFD | eFunds